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                                                                    EXHIBIT 21.1

Significant Subsidiaries of Wyndham International, Inc.

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
3CP Associates, L.P.                                                LA
1500 Canal Street Investors II, L.P.                                DE
Al Jarafe Golf SA                                                   Spain
Ambassador Hotels, Ltd.                                             England & Wales
Arcadian (Italy) Limited                                            England & Wales
Atlanta American Hotel Investors, L.P.                              DE
Atlanta C. I. Associates II, L.P.                                   KS
Belleggingsmastgchappij Stako II BV- Interco BV                     Dutch
BJV Realty, Inc.                                                    AZ
Boulders Joint Venture                                              AZ
Bourbon Orleans Investors II, L.P.                                  DE
Burrllen Enterprises of Maryland                                    MD
Carefree Management LLC                                             DE
Carnicon Holdings Corp.                                             FL
Carnicon Puerto La Cruz                                             Venezuela
Carnicon Venezuela Hotel Consultants LC                             Venezuela
Casa Marina Realty Corporation                                      DE
Casa Marina Realty Partnership, L.P.                                DE
CFMB, Inc.                                                          DE
CHC Biscayne Blvd. Inc.                                             FL
CHC Hotels & Resorts Corp.                                          FL
CHC Lease Partners                                                  FL
CHC REIT Lessee Corp.                                               FL
CHC REIT Management Corp.                                           FL
Chicago-ES Holding Corp.                                            DE
Chicago-ES Member Corp.                                             DE
Chicago-ES, LLC                                                     DE
CHMB, Inc.                                                          TX
CI Hotel Partnership, L.P.                                          DE
City Centre Partnership L.P.                                        DE
Clipper Hotels, Ltd.                                                England & Wales
Clipper Inns Limited                                                England & Wales
WII-CIA Inc. (A/K/A) Clubhouse Inns of America, Inc.                KS
Conquistador Holding, Inc.                                          DE
Conquistador Mezzanine                                              DE
CPHPAH Dos Pueblos Associates L.L.C                                 DE
CV Ranch L.P.                                                       DE
Deuce Management Company LLC                                        TX
DFW/H&R, Inc.                                                       TX
Don CeSar Holdings, LLC                                             DE
Dublin Inn, Ltd.                                                    OH
El Conquistador Country Club, Inc.                                  DE
El Conquistador Ferryboat, Inc.                                     Puerto Rico
El Conquistador Partnership L.P.                                    DE
El San Juan Holding, Inc.                                           DE
ESC Greenspoint Holding Corp.                                       DE
ESC Greenspoint Lessee, L.P.                                        DE
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
ESC Greenspoint Member Corp.                                        DE
ESC Greenspoint Member, LLC                                         DE
ESJ Hotel Corporation                                               DE
Ettington Park Group Ltd.                                           England & Wales
Ettington Park Ltd                                                  England & Wales
European New Timeshare Limited                                      England & Wales
Family Suites Corporation                                           DE
Family Suites Limited Partnership                                   DE
Family Suites Management Corporation                                DE
Family Suites Management Partnership, L.P.                          DE
Fattoria Villa Saletta Srl.                                         Italy
FS Development Corporation                                          DE
GAH-II Corporation                                                  DE
GAH-II, L.P.                                                        DE
GB Hotel Management de Mexico S. de RL de C.V.                      Mexico
GH (Cayman) Limited                                                 Cayman Islands
GHALP GP, Inc.                                                      DE
GHALP GP II, Inc.                                                   DE
GH-Chicago, Inc.                                                    IL
GHMB, Inc.                                                          TX
GHV-Galveston, Inc.                                                 TX
Glenview Hospitality, L.P.                                          DE
Grand Heritage Hotels (Europe) Limited                              United Kingdom
Grand Heritage Hotels, Inc.                                         MD
Grand Heritage Leasing, LLC                                         MD
Great Eastern Properties  Co. Ltd                                   England & Wales
Great Eastern Hotel C. Ltd                                          England & Wales
HMG Beverage, Inc.                                                  TX
Hotel L'Horizon Limited                                             Jersey
Hotel Venture Partners, Ltd.                                        FL
IHC Member Corporation                                              DE
IHC Realty Corporation                                              DE
IHC Realty Partnership, L.P.                                        DE
IHC/Burlington Corporation                                          VT
IHC/Chaz Corporation                                                DE
IHC/Conshohocken Partnership, L.P.                                  DE
IHC/Denver Partnership, L.P.                                        DE
IHC/Houston Partnership, L.P.                                       DE
IHC/Jacksonville Corporation                                        DE
IHC/Maryville Hotel Corporation                                     DE
IHC/Miami Beach Corporation                                         DE
IHC/Park West Corporation                                           DE
IHC/Pittsburgh Partnership, L.P.                                    DE
IHC/Reach Corporation                                               DE
IHC/Santa Maria Corporation                                         DE
IHC/Texas Corporation                                               DE
IHP/Class B Partnership, L.P.                                       DE
Interstate Hotels, LLC                                              DE
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
Interstate/CGL (WC) Partners LP                                     DE
Interstate/Montour Associates, Ltd.                                 PA
Interstone Three Partners I L.P.                                    DE
Interstone Three Partners II L.P.                                   DE
Interstone Three Partners III L.P.                                  DE
Interstone Three Partners IV L.P.                                   DE
Interstone/PAH Partnership LP                                       DE
INTMB, Inc.                                                         DE
Las Casitas Parcell II, Inc.                                        DE
Las Casitas Development Company Inc. (S.E.)                         Puerto Rico
Las Casitas Development  II, S.E.                                   Puerto Rico
Marina Hospitality, L.P.                                            DE
Marquis Hotel Associates                                            PA
Marquis Hotel Associates (joint venture)                            PA
Maryville Center Hotel Joint Venture                                MO
MBAH, Inc.                                                          TX
Oxford Wyn 633 Investment Company, L.L.C.                           DE
P.H.G., LLC                                                         MD
PA Hunt Valley Investors, L.P.                                      VA
PA Ravinia Partners                                                 VA
PA Troy Hospitality Investors, L.P.                                 DE
Pagle Limited                                                       England & Wales
PAH Acquisition Corporation                                         DE
PAH Allen Operating Corporation                                     DE
PAH Batterymarch Realty Company, LLC                                DE
PAH Deuce GP, LLC                                                   DE
PAH GP, Inc.                                                        DE
PAH Leasing LLC                                                     DE
PAH LP, Inc.                                                        DE
PAH Ravinia, Inc.                                                   VA
PAH River House, L.P.                                               DE
PAH Ventana Canyon, L.P.                                            DE
PAH Windwatch LLC                                                   DE
PAH Windwatch Partners                                              DE
PAH-Akron, L.L.C.                                                   DE
PAH-Beachwood I, L.L.C.                                             DE
PAH-Beachwood II, L.L.C.                                            DE
PAH-Buttes L.L.C.                                                   DE
PAH-BV Holding Corp.                                                DE
PAH-BV Palace Corp.                                                 DE
PAH-BV Palace, L.P.                                                 DE
PAH-Carefree, L.P.                                                  DE
PAH-Columbus Holding, Inc.                                          DE
PAH-DT Allen Partners, L.P.                                         DE
PAH-DT Chicago O'Hare Partners, L.P.                                DE
PAH-DT Miami Airport Partners. L.P.                                 DE
PAH-DT Minneapolis Suites Partners, L.P.                            DE
PAH-DT Park Place Partners                                          DE
PAH-DT Tallahassee Partners, L.P.                                   DE
PAH-Franchise Holding, Inc.                                         DE
PAH-GBM, LLC                                                        DE
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
PAH-GP Allen Partners, L.P.                                         DE
PAH-Grand Bay Miami, L.P.                                           DE
PAH-HVP General Partner Corp.                                       DE
PAH-HVP Holding Corp.                                               DE
PAH-Interest Holding, Inc.                                          DE
PAH-Interstate Holdings, Inc.                                       DE
PAH-Interstone, LLC                                                 DE
PAH-IP Holding, Inc.                                                DE
PAH-Management Corporation                                          DE
PAHMB, Inc.                                                         TX
PAH-Member, Inc.                                                    DE
PAH Newark Urban Reneal, LLC                                        DE
PAH-Pittsburgh CI Holding, Inc.                                     DE
PAH-RH, LLC                                                         DE
PAH-Summerfield Holding Corp.                                       DE
PAH-Summerfield Leasing, Inc.                                       DE
PAH-Summerfield LLC                                                 DE
PAH-T, LLC                                                          DE
PAH-Tampa, L.P.                                                     DE
PAH Union Station, Inc.                                             DE
PAH-Westlake LLC                                                    DE
PAH-Westmont CI Holding, Inc.                                       DE
PAH-WMC Holding, Inc.                                               DE
PAH-Xerxes Holding, Inc.                                            DE
Park West Hotel Associates                                          PA
Patriot American Hospitality Partnership, L.P.                      VA
Patriot American Hospitality, Inc.                                  DE
Patriot American UK Limited                                         England & Wales
Patriot Bougainvillea, LLC                                          DE
Patriot Grand Heritage, LLC                                         DE
Patriot Racetrack Land LLC                                          DE
Performance Hospitality Management Corporation                      DE
Pittsburgh C.I., Inc.                                               KS
Posadas de Puerto Rico Associates, Incorporated                     DE
Posadas de Regency, Inc.                                            DE
Posadas de San Juan Associates (New York joint venture)             NY
PSMB, Inc.                                                          CA
PW Land Associates Limited Partnership                              PA
PWMB of Maryland, Inc.                                              MD
PWMB, Inc.                                                          DE
Resort Services, Inc.                                               AZ
Resorts Limited Partnership                                         DE
Resorts Limited Partnership II                                      DE
Richardson C.I. Associates, L.P.                                    TX
Rose Hall Associates Limited Partnership                            TX
Royal Palace Associates                                             FL
Santa Maria Joint Venture                                           DE
Savannah C.I. Associates, L.P.                                      GA
SFMB, Inc.                                                          DE
Shula's Steak House                                                 DE
Sierra Suites Marketing Association                                 KS
Summerfield KPA Lessee, LLC                                         DE
Summerfield Hotel Corporation                                       DE
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
Summerfield Hotel Leasing Company, L.P.                             KS
Summerfield Hotel Leasing Corporation                               KS
Summerfield HPT Lease Company, L.L.C.                               DE
Summerfield HPT Lease Company, L.P.                                 KS
Summerfield KPA Lessee, L.P.                                        KS
Summerfield KPA Lessee, LLC                                         DE
Summerfield KPA Lessee Manager Corporation                          DE
Summerfield Suites Marketing Association                            DE
Swatara Realty Associates, L.P.                                     DE
Syracuse Associates Corporation                                     DE
Syracuse Realty Associates, L.P.                                    DE
TCC Maturin, C.A.                                                   Venezuela
TCC Venezuela, L.C.                                                 Venezuela
Telluride Resort and Spa L.P.                                       DE
The Great Eastern Hotel Company Lt.                                 England & Wales
The Key West Reach Limited Partnership                              DE
The Peaks Real Estate Services, Inc.                                AZ
The Reserve Collection Boulders LLC                                 DE
The Reserve Collection Peaks LLC                                    DE
Toledo Hotel Investors, L.P.                                        DE
Travis Real Estate Group Joint Venture                              TX
Travis Real Estate Group, Inc                                       TX
W& CP (Exeter) Limited                                              England & Wales
W&C Estates Ltd.                                                    England & Wales
Waterfront Management Corporation                                   DE
Westshaw Associates                                                 DE
WG Member, LLC                                                      DE
W-Greenspoint Holding Corp.                                         DE
W-Greenspoint Member Corp.                                          DE
W-Greenspoint, L.P.                                                 DE
WH Garden Albuquerque Inc.                                          TX
WH Interest, Inc.                                                   TX
WHC Atlanta GP, LLC                                                 DE
WHC Caribbean, Ltd.                                                 Jamaica
WHC Chicago, LLC                                                    DE
WHC Columbus Corporation                                            DE
WHC Franchise Corporation                                           DE
WHCMB Overland Park, Inc.                                           KS
WHCMB Toronto, Inc.                                                 Canada
WHCMB Utah Private Club Corporation (Utah non-profit corporation)   UT
WHCMB, Inc.                                                         DE
WHG El Con Corp.                                                    DE
WHG Resorts & Casinos Inc.                                          DE
WII-Baltimore Holding, Inc.                                         DE
Williams Hospitality Group Inc.                                     DE
WKA Development S.E.                                                Puerto Rico
WKA El Con Associates                                               NY
W-SSH, LLC                                                          DE
WMC Puerto Rico, Inc.                                               DE
W-Atlanta, LLC                                                      DE
W-Atlanta Manager Corp.                                             DE
W-Baltimore, LLC                                                    DE
W-Baltimore Majority GP, LLC                                        DE
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
W-Baltimore Minority GP, LLC                                        DE
W-Baltimore Manager Corp                                            DE
W-Baltimore Majority Manager Corp.                                  DE
W-Baltimore Minority Manager Corp.                                  DE
W-Boston,  LLC                                                      DE
W-Boston Manager Corp.                                              DE
W-Grant Hotel, LLC                                                  DE
W-Isla                                                              DE
W-San Juan Hotel Corp                                               DE
W-San Juan  Holding Corp                                            DE
Wy (Brands Hatch) Limited                                           U.K.
Wy (Brands Hatch) Management Limited                                U.K.
Wy (Chilston Park) Limited                                          U.K.
Wy (Ettington Park) Limited                                         U.K.
Wy (L'Horizon) Management Limited                                   Jersey
Wy (Mollington) Limited                                             U.K.
Wy (Nutfield Priory) Limited                                        U.K.
Wy (Nutfield Priory) Management Limited                             U.K.
Wy (Priest House) Limited                                           U.K.
Wy (PriestHouse) Management Limited                                 U.K.
Wy (Rookery Hall) Limited                                           U.K.
Wy (Rookery Hall) Management Limited                                U.K.
Wy (The Haycock) Limited                                            U.K.
Wy (Wood Hall) Limited                                              U.K.
Wy (Wood Hall) Management Limited                                   U.K.
Wy (Woodland Park) Limited                                          U.K.
Wy (Woodland Park) Management Limited                               U.K.
Wy Hotels Limited                                                   U.K.
Wyn (UK) Developments Ltd.                                          England & Wales
Wyn Groups Services Limited                                         England & Wales
Wyn Hotels (UK) Limited                                             England & Wales
Wyn Hotels Limited                                                  England & Wales
Wyn International Limited                                           England & Wales
Wyn International Resorts, Ltd.                                     England & Wales
Wyn Mezz Loan Corporation                                           DE
Wyn Management II, LLC                                              DE
Wyn Orlando Lessee, LLC                                             DE
Wyn Orlando Lessee Manager Corp                                     DE
Wyn Security, LLC                                                   DE
Wyn Timeshare II, Inc.                                              DE
Wyn Timeshare I, Inc.                                               DE
Wyn Timeshare, L.P.                                                 DE
WYNSIRF Insurance Company, Ltd.                                     Bermuda
Wyndham Canal Place, Inc.                                           DE
Wyndham Hotels & Resorts (Aruba) N.V.                               Aruba
Wyndham Hotels & Resorts Management, Ltd.                           Bermuda
Wyndham HPT Lessee LLC                                              DE
Wyndham HPT Lessee, L.P.                                            DE
Wyndham International Operating Partnership, L.P.                   DE
Wyndham IP Corporation                                              DE
Wyndham Management Corporation                                      DE
Wyndham Peachtree Holding Corp.                                     DE
Wyndham Peachtree LLC                                               DE
Wyndham Peachtree Member Corp.                                      DE
Wyndham Peachtree Member, LLC                                       DE
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
Wyndham SN Lessee Corp.                                             DE
Wyndham SN Lessee, L.P.                                             DE
Wyndham Summerfield Lessee, L.P.                                    DE
Wyndham Summerfield Lessee, LLC                                     DE
Xerxes Limited                                                      Jamaica
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